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                                                                 Exhibit 10.25

                                SEALY CORPORATION

                             STOCK OPTION AGREEMENT

THIS AGREEMENT, is made and entered into to be effective as of the 4th day of March, 1996, by and between SEALY CORPORATION, a Delaware corporation, and Ron
L. Jones (the "Optionee").

                              W I T N E S S E T H:

l.       DEFINITIONS.
         -----------

         a)       "AGREEMENT" shall mean this stock option agreement.

         b) "BOARD" shall mean the Board of Directors of the Corporation, as constituted from time to time.

         c) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

         d) "COMMITTEE" shall mean the Human Resources Committee of the Board of Directors.

         e) "CORPORATION" shall mean Sealy Corporation, a Delaware corporation.

         f) "DATE OF GRANT" shall mean the date as of which this Agreement is effective, which shall be the date on which the Committee resolved to grant this Option.

         g) "EMPLOYEE" shall mean an individual who is an employee (within the meaning of Section 3401(c) of the Code and the regulations thereunder) of the Corporation or of a Subsidiary.

         h) "EMPLOYMENT TERMINATION" shall mean the termination of the Optionee's status as an Employee for any reason.

         i) "EXERCISE PRICE" shall mean the amount for which one Share may be purchased upon exercise of this Option, as specified in Paragraph 2 of this Agreement.

         j) "NONSTATUTORY STOCK OPTION" shall mean an option not described in Sections 422(b), 422A(b), 423(b), or 424(b) of the Code.

         k) "OPTION" shall mean the option to purchase Shares granted by this Agreement.

         l) "OPTION PERIOD" shall mean the term of this Option, as specified in Paragraph 4 of this Agreement.

         m) "PARENT" shall mean any corporation which owns at least fifty percent (50%) of the total combined voting power of all

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                  classes of stock in the Corporation or in another Parent.

         n) "PARTIAL EXERCISE" shall mean an exercise with respect to less than all of the remaining Shares subject to this Option.

         o) "PURCHASE PRICE" shall mean the Exercise Price multiplied by the number of Shares with respect to which this Option is exercised.

         p) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

         q) "SHARE" shall mean one (1) share of Stock as adjusted in accordance with Paragraph 5 of this Agreement (if applicable).

         r) "STOCK" shall mean the Class A Common Stock of the Corporation with par value of $.01 per share.

         s) "STOCKHOLDER AGREEMENT" shall mean the Stockholder Agreement between the Optionee and the Corporation dated March 4, 1996.

         t) "SUBSIDIARY" shall mean any corporation, if the Corporation and/or one or more other Subsidiaries own at least fifty percent (50%) of the total combined voting power of all classes of outstanding stock in such corporation.

2.       GRANT OF OPTION
         ---------------

         On the terms and conditions stated below, the Corporation hereby grants to the Optionee the option to purchase four hundred thousand (400,000) Shares for the sum of ten dollars and sixty-three cents ($10.63) per Share.

3.       RIGHT TO EXERCISE
         -----------------

         Subject to the conditions set forth below and the exceptions set forth in Paragraphs 4 and 5 of this Agreement, this Option shall become exercisable pursuant to Schedule A attached hereto.

         No Partial Exercise of this Option may be made for a number of Shares other than ten (10) Shares or a multiple thereof (without regard to adjustments).

4.       TERM OF OPTION
         --------------

         This Option shall in any event expire ten (10) years after the Date of Grant. In addition, this Option shall expire upon the termination of the Optionee's service as an Employee, if such termination occurs first, subject to the following provisions:

         a) If the Employment Termination is caused by the Optionee's death, then this Option (to the extent not previously exercised) may be exercised within twelve (12) months after the Optionee's death by the Optionee's executors or administrators or by any person or persons who have acquired

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                  this Option directly from the Optionee by bequest or
                  inheritance, but only to the extent that this Option was exercisable (or would have been exercisable but for the existence of an outstanding earlier granted Incentive Stock Option) under Paragraph 3 of this Agreement on date of death.

         b) If Employment Termination is caused by any reason other than death, then this Option (to the extent not previously exercised) may be exercised within a period of 90 days after the termination, but only to the extent that this option was exercisable (or would have been exercisable but for the existence of an outstanding earlier granted Incentive Stock Option). If the Optionee dies within such period, this Option (to the extent not previously exercised) may be exercised within twelve (12) months after the Optionee's death by the Optionee's executors or administrators or by any person or persons who have acquired this Option directly from the Optionee by bequest or inheritance, but only to the extent that this Option was exercisable (or would have been exercisable but for the existence of an outstanding earlier granted Incentive Stock Option) under Paragraph 3 of this Agreement on the date of the termination.

         Any other provision of this Agreement to the contrary notwithstanding, this Option shall not be exercisable after the expiration date set forth in the first sentence of this Paragraph 4.

         For purposes of this Paragraph 4, the Employee relationship shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (to be determined in the sole discretion of the Committee).

5.       SHARES AND ADJUSTMENT
         ---------------------

         The Corporation agrees that it will at all times during the Option Period reserve and keep available sufficient authorized but unissued or reacquired Stock to satisfy the requirements of this Agreement.

         The Exercise Price in effect at any time and the number and kind of securities purchasable upon exercise of this Option shall be subject to adjustment from time to time upon the happening of certain events, as follows:

         a) In case the Corporation shall (i) pay a dividend in shares of Stock or make a distribution in shares of Stock to its Stockholders, (ii) subdivide its outstanding shares of Stock,
                  (iii) combine its outstanding shares of Stock into a smaller number of shares of Stock or (iv) issue by reclassification of its shares of Stock other securities of the Corporation (including any such reclassification in connection with a consolidation or merger in which the Corporation is the continuing corporation), the number of Shares purchasable upon exercise of this Option immediately prior thereto shall be

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                  adjusted so that the Optionee shall be entitled to receive the kind and number of Shares or other securities of the Company which the Optionee would have owned or have been entitled to receive after the happening of any of the events described above, had this Option been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this Paragraph (a) shall become effective immediately after the effective date of such event retroactive to immediately after the record date, if any, for such event.

         b) In case the Corporation shall issue rights, options, or warrants to all holders of its shares of Stock, without any charge to such holders, entitling them (for a period expiring within 45 days after the record date mentioned below in this Paragraph (b) to subscribe for or purchase shares of Stock at a price per share which is lower at the record date mentioned below than the then Current Market Price per share of Stock (as defined in Paragraph (d) below), the number of Shares thereafter purchasable upon the exercise of this Option shall be determined by multiplying the number of Shares theretofore purchasable by a fraction, of which the numerator shall be the number of shares of Stock outstanding on such record date plus the number of additional shares of Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of its Stock outstanding on such record date plus the number of shares which the aggregate offering price of the total number of shares of Stock so offered would purchase at the then Current Market Price per share of its Stock. Such adjustment shall be made whenever such rights, options or warrants are issued, and shall become effective retroactively immediately after the record date for the determination of shareholders entitled to receive such rights, options or warrants.

         c) In case the Corporation shall distribute to all holders of its share of Stock (i) shares of stock other than its Stock, (ii) evidences of its indebtedness, (iii) assets or cash (excluding ordinary cash dividends payable out of consolidated earnings or retained earnings and dividends or distributions referred to in Paragraph (a) above), or (iv) rights, options or warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Stock (excluding those referred to in Paragraph (b) above), then in each case the number of Shares thereafter purchasable upon the exercise of this Option shall be determined by multiplying the number of Shares theretofore purchasable upon the exercise of this Option, by a fraction, the numerator of which shall be the Current Market Price per share of Stock on the record date mentioned below in this Paragraph (c), and the denominator of which shall be the Current Market Price per share of Stock on such record date, less the then fair value of the portion of the shares of stock other than its Stock or assets or evidences of indebtedness so distributed or of such subscription rights, options or warrants, or of such

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                  convertible or exchangeable securities applicable to one share of its Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to immediately after the record date for the determination of shareholders entitled to receive such distribution.

         d)       For the purpose of any computation under Paragraphs (b) and
                  (c) of above, the Current Market Price per share of Stock at any date shall be the average of the daily closing prices for 15 consecutive trading days commencing 20 trading days before the date of such computation. The closing price for each day shall be the last reported sale price or, in case no such reported sale takes place on such day, the average of the closing bid and asked prices for such day, in either case on the principal national securities exchange on which the shares are listed or admitted to trading, or if they are not listed or admitted to trading, on any national securities exchange, but are traded in the over the counter market, the closing sale price of the Stock, or in case no sale is publicly reported, the average of the representative closing bid and asked quotations for the Stock on NASDAQ or any comparable system, or if the Stock is not listed on NASDAQ or a comparable system, the closing sale price of the Stock, or in case no sale is publicly reported, the average of the closing bid and asked prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time by the Corporation for that purpose.

         e) No adjustment in the number of Shares purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least 1% in the number of Shares purchasable upon the exercise of this Option; PROVIDED, HOWEVER, that any adjustments which by reason of this Paragraph (e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment, but not later than three years after the happening of the specified event or events. All calculations shall be made to the nearest one thousandth of a share. Anything in these provisions to the contrary notwithstanding, the Corporation shall be entitled, but shall not be required, to make such changes in the number of Shares purchasable upon the exercise of this Option, in addition to those required by this Paragraph 5, as it in its discretion shall determine to be advisable in order that any dividend or distribution in shares of Stock, issuance of rights, warrants or options to purchase Stock, or distribution of shares of stock other than its Stock, evidences of indebtedness or assets or cash (other than ordinary cash dividends out of consolidated earnings or retained earnings) or convertible or exchangeable securities hereafter made by the Corporation to the holders of its Stock shall not result in any tax to the holders of its Stock or securities convertible into Stock.

         f)       Whenever the number of Shares purchasable upon the exercise of

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                  this Option is adjusted, as herein provided, the Exercise
                  Price payable upon exercise of this Option shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Shares purchasable upon the exercise of this Option immediately prior to such adjustment, and of which the denominator shall be the number of Shares so purchasable immediately thereafter.

         g) For the purpose of these provisions, the term "shares of Stock" shall mean (i) the class of stock designated as the Common Stock of the Corporation at the date of this Agreement or (ii) any other class of stock resulting from successive changes or reclassification of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to Paragraph
                  (a) above, the Optionee shall become entitled to purchase any shares of capital stock of the Corporation other than shares of Stock, thereafter the number of such other shares so purchasable upon exercise of this Option and the Exercise Price of such shares shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Shares contained in Paragraphs (a) through (f), inclusive, above, and Paragraphs (h) through (k), inclusive below, and the provisions of this Agreement with respect to Shares shall apply on like terms to such other shares.

         h) Upon the expiration of any rights, options, warrants or conversion or exchange privileges, if any thereof shall not have been exercised, the Exercise Price and the number of shares of Stock purchasable upon the exercise of this Option shall, upon such expiration, be readjusted and shall thereafter be such as it would have been had it been originally adjusted (or had the original adjustment not been required, as the case may be) as if (x) the only shares of Stock so issued were the shares of Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion or exchange rights and (y) such shares of Stock, if any, were issued or sold for the consideration actually received by the Corporation upon such exercise plus the aggregate consideration, if any, actually received by the Corporation for the issuance, sale or grant of all such rights, options, warrants or conversion or exchange rights whether or not exercised; PROVIDED, HOWEVER, that no such readjustment shall have the effect of increasing the Exercise Price by an amount in excess of the amount of adjustment initially made in respect of the issuance, sale or grant of such rights, options, warrants or conversion or exchange rights.

         i) Whenever the number of Shares purchasable upon the exercise of this Option or the Exercise Price this Option is adjusted, as herein provided, the Corporation shall promptly mail by first class mail, postage prepaid, to the Optionee notice of such

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                  adjustment or adjustments. The Corporation may retain a firm of independent public accountants (who may be the regular accountants employed by the Corporation) to make any computation required by these provisions and shall cause such accountants to prepare a certificate setting forth the number of Shares purchasable upon the exercise of the Option and the Exercise Price of such Shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such certificate shall be conclusive of the correctness of such adjustment and the Optionee shall have the right to inspect such certificate during reasonable business hours.

         j) Except as provided in these provisions, no adjustment in respect of any dividends shall be made during the term of this Option or upon the exercise of this Option.

         k) In case of any consolidation of the Corporation with or merger of the Corporation with or into another corporation or in case of any sale or conveyance to another corporation of the property of the Corporation as an entirety or substantially as an entirety, the Corporation or such successor or purchasing corporation (or an affiliate of such successor or purchasing corporation), as the case may be, agrees that the Optionee shall have the right thereafter upon payment of the Exercise Price in effect immediately prior to such action to purchase upon exercise of this Option the kind and amount of shares and other securities and property (including cash) which the Optionee would have owned or have been entitled to receive after the happening of such consolidation, merger, sale or conveyance had this Option been exercised immediately prior to such action. The provisions of this Paragraph (k) shall similarly apply to successive consolidations, mergers, sales or conveyances.

6.       EXERCISE OF OPTION
         ------------------

         The Optionee or the Optionee's representative may exercise this Option by giving written notice to the Secretary of the Corporation. The notice shall specify the election to exercise the Option, the number of Shares for which it is being exercised and, if Paragraph 16(b) of this Agreement is applicable to this Option, the form of payment. The notice shall be signed by the person or persons exercising this Option. In the event that this Option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof satisfactory to the Corporation of the representative's right to exercise this Option. The Optionee or the Optionee's representative shall deliver to the Secretary of the Corporation, at the time of giving the notice, payment in the form which conforms to the applicable subparagraph of Paragraph 16 of this Agreement for the full amount of the Purchase Price.

         The Corporation shall thereafter cause to be issued a certificate or certificates for the Shares as to which this Option has been exercised, registered in the name of the person exercising the Option (or in the names of such person and his or her spouse as

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         community property or as joint tenants with right of survivorship).
         Except as otherwise provided in this Agreement, the Corporation shall cause such certificate or certificates to be delivered to or upon the order of the person exercising this Option.

         Any shares issued pursuant to the exercise of this Option shall be subject to the provisions of the Stockholder Agreement. In the event of any conflict between the provisions of this Agreement and the provisions of the Stockholder Agreement, the provisions which are most beneficial to the Corporation, in the opinion of counsel to the Corporation shall control.

7.       WITHHOLDING TAXES
         -----------------

         In the event that the Corporation determines that it is required to withhold Federal, state or local tax as a result of the exercise of this Option, the Optionee, as a condition to the exercise of this Option, shall make arrangements satisfactory to the Corporation to enable it to satisfy such withholding requirements. The Optionee shall also make arrangements satisfactory to the Corporation to enable it to satisfy any withholding requirements that may arise in connection with the lapse of the Right of Repurchase or in connection with the disposition of Shares purchased by exercising this Option.

8.       RIGHTS AS A SHAREHOLDER
         -----------------------

         Neither the Optionee nor the Optionee's representative shall have any rights as a shareholder with respect to any shares subject to this Option until the Option has been properly exercised and the Shares subject to the Option have been issued in the name of the Optionee or the Optionee's representative.

9.       LEGALITY OF ISSUANCE
         --------------------

         No Shares shall be issued upon the exercise of this Option unless and until the Corporation has determined that:

         a) It and the Optionee have taken all actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

         b) Any applicable listing requirement of any stock exchange on which stock is listed has been satisfied; and

         c) Any other applicable provision of state or Federal law has been satisfied.

10.      RESTRICTIONS ON TRANSFER OF SHARES
         ----------------------------------

         Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Corporation may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the

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         Corporation and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state or any other law.

         In the event that the sale of shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, the Optionee shall represent and agree that the Shares to be acquired pursuant to the exercise of this Option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Corporation and its counsel.

         Stock certificates evidencing Shares acquired under this Agreement in an unregistered transaction shall bear the following restrictive legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

                  "THE SALE OF THE SECURITIES REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ('ACT'). ANY TRANSFER OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL FOR THE ISSUER SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT."

         The Corporation shall also place legends on stock certificates representing its Right of Repurchase (if applicable).

         Any determination by the Corporation and its counsel in connection with any of the matters set forth in this Paragraph 10 shall be conclusive and binding on the Optionee and all other persons.

11.      REGISTRATION OF SECURITIES
         --------------------------

         The Corporation may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Corporation shall not be obligated to take any affirmative action in order to cause the sale of Shares acquired under this Agreement to comply with any law.

12.      REMOVAL OF LEGENDS
         ------------------

         If, in the opinion of the Corporation and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but lacking such legend.

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13.      NO TRANSFER OR ASSIGNMENT OF OPTION
         -----------------------------------

         Except as otherwise provided in Paragraph 4 this Agreement, this Option and the rights and privileges conferred hereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this Option, or of any right or privilege conferred hereby, contrary to the provisions hereof, or upon any attempted sale under any execution, attachment or similar process upon the rights and privileges conferred hereby, this Option and the rights and privileges conferred hereby shall immediately become null and void.

14.      NO EMPLOYMENT RIGHTS
         --------------------

         Nothing in this Agreement shall be construed as giving the Optionee the right to be retained as an Employee or as impairing the right of the Corporation to terminate his or her service at any time, with or without cause.

15.      DESIGNATION OF OPTION
         ---------------------

         The Committee hereby designates this Option as a Nonstatutory Stock option.

16.      PAYMENT FOR STOCK
         -----------------

         a)       PAYMENT IN CASH
                  ---------------

                  The entire Purchase Price may be paid in U.S. dollars.

         b)       SURRENDER OF STOCK
                  ------------------

                  All or part of the Purchase Price may be paid by the surrender of Shares in good form for transfer. Such Shares must have been owned by the Optionee or the Optionee's representative for three (3) months or more and must have a fair market value (as determined by the Committee) on the date of exercise of this Option which, together with any amount paid in a form other than Shares, is equal to the Purchase Price.

17.      CHANGES AND INTERPRETATION
         --------------------------

         This Agreement may be modified only in writing authorized by the Committee and by either the Optionee to whom the modification is being applied or by holders of a majority of options to purchase Stock issued to Employees by the Corporation to whom the modification is being applied. Notwithstanding the foregoing, the Committee shall have the authority to interpret and administer the provisions of this Agreement and such actions by the Committee shall be final and binding.

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IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed on its behalf by its officer duly authorized to act on behalf of the Committee, and the Optionee has personally executed this Agreement.

SEALY CORPORATION,

a Delaware corporation                              OPTIONEE

By:/s/ Sealy Corporation
------------------------                            -------------------------

Title:

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                                   SCHEDULE A
                                   ----------


1.       100,000 Shares shall become exercisable on March 4, 1997.

2.       100,000 Shares shall become exercisable on March 4, 1998.

3.       100,000 Shares shall become exercisable on March 4, 1999.

4.       The remaining Shares shall become exercisable on March 4, 2000.

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